Other, net (Tables)	9 Months Ended
Mar. 26, 2016
Other Income and Expenses [Abstract]
Schedule of Other NonOperating Income Expense

Other, net on the consolidated statement of operations primarily includes the change in fair value gains or loss and cash settlements pertaining to our derivatives on forecasted diesel fuel purchases, along with other non-operating income or expense items. Other, net consisted of the following:

(In millions)	For the nine months ended March 26, 2016	For the nine months ended March 28, 2015
Change in fair value loss on derivatives for forecasted diesel fuel purchased	$0.5	$2.9
Cash settlements on derivatives for forecasted diesel fuel purchases	3.4	0.5
Other income	(0.2)	(0.2)

Other, net	$3.7	$3.2